SECOND AMENDMENT
TO
PRODUCTION PARTICIPATION PLAN
OF
WHITING PETROLEUM CORPORATION

        This Second Amendment (this “Amendment”) to the Production Participation Plan (as amended and restated February 23, 2006, (the “Plan”) of Whiting Petroleum Corporation, a Delaware corporation (the “Company”), is adopted by the Company by action of its Board of Directors on October 23, 2007 and executed to be effective as of such date. Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Plan.

1.	Amendments.

a.	Section 1.5(b)(1) of the Plan is hereby amended by replacing the phrase “thirty-five percent (35%)” each place it appears therein with “thirty percent (30%)".

b.	The last sentence of Section 5.4(c) is amended by replacing “age 65” with “age 62".

c.	The last sentence of Section 7.2(a) is amended by replacing “five (5) years” with “three (3) years”.

2.	Force and Effect. Except as amended by this Amendment, the terms and conditions of the Plan shall remain in full force and effect.

WHITING PETROLEUM CORPORATION
By: /s/ James J. Volker
James J. Volker
President and Chief Executive Officer